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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2001


                             HEWLETT-PACKARD COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                      1-4423                94-1081436

(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
         INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


                               3000 HANOVER STREET
                               PALO ALTO, CA 94304

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (650) 857-1501

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         On September 17, 2001, Hewlett-Packard Company issued a press release announcing that it has resumed its normal stock repurchase activities, and that it has authorization of approximately $1.8 billion available for the repurchase of shares as part of its share repurchase programs. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.1 Press release of Hewlett-Packard Company, issued on September 17, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEWLETT-PACKARD COMPANY


Date:  September 18, 2001               By: /s/ Ann O. Baskins
                                            -----------------------------------
                                        Ann O. Baskins
                                        Vice President, General
                                        Counsel and Secretary